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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 20, 2004


                             THOMAS INDUSTRIES INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)



                  1-5426                                  61-0505332
         (Commission File Number)        (I.R.S. Employer Identification Number)

4360 Brownsboro Road, Suite 300 Louisville                   40207
 (Address of principal executive offices)                 (Zip Code)

                                 (502) 893-4600
              (Registrant's telephone number, including area code)

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

         ITEM 5.  OTHER EVENTS

         On May 20, 2004, Thomas Industries Inc. (the "Company") issued a press release announcing its agreement to sell its joint venture interest in Genlyte Thomas Group LLC to The Genlyte Group Incorporated and announcing a conference call and webcast scheduled for Friday, May 21, 2004. The press release is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

         ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                  (c)      Exhibits.

                               Number No.       Description
                               ----------       -----------

                               2 Purchase Agreement dated May 20, 2004 among Genlyte Thomas Group LLC, The Genlyte Group
                                                Incorporated and the Company.

                               99 Press release dated May 20, 2004 by the Company announcing agreement to sell joint venture interest

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  THOMAS INDUSTRIES INC.



                                  By: /s/ Phillip J. Stuecker
                                      ------------------------------------------
Dated:  May 20, 2004              Name:  Phillip J. Stuecker
                                  Its:Vice President of Finance, Chief Financial
                                      Officer, and Secretary